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                                                                    Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8) pertaining to the Equity Appreciation Plan and the 1999 Stock Incentive Plan of DTM Corporation of our report dated January 21, 2000, with respect to the consolidated financial statements of DTM Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1999.

                                                          Ernst & Young LLP
Austin, Texas
March 29, 2000

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